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                                                                    EXHIBIT 99.2


                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS


I, Richard A. Navarre, Executive Vice President and Chief Financial Officer of Peabody Energy Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Peabody Energy Corporation.

Dated:  November 12, 2002



                                             /s/ RICHARD A. NAVARRE
                                             ----------------------------------
                                             Richard A. Navarre
                                             Executive Vice President
                                             and Chief Financial Officer